SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C.  20549
                    FORM 8-K
           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (date of earliest event reported): November 20, 2000

BANC ONE HELOC TRUST 1999-1
   (Exact name of registrant as specified in its charter)

 United States       	333-59845-01 	 	   36-7282500
 (State or Other 	(Commission File	(I.R.S Employer
Jurisdiction of  	 Number)		Identification
Incorporation					Number)

c/o Bank One, National Association
Corporate Trust Services Division - 1 N. State Street,
9th Floor
Chicago IL
(Address of Principal Executive Offices)

60670
(Zip Code)

Registrant's telephone number, including area code:		312-336-9730

Item 5.	Other Events
On behalf of Banc One HELOC Trust 1999-1, a Trust created pursuant to the Pooling Agreement, dated May 31, 1999, the Paying Agent has caused to be filed with the Commission, the Monthly Report dated November 20, 2000.
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information
	for the current distribution date November 20, 2000.
		     Principal		Interest	  Ending Balance
Cede & Co.	$9,705,064.18         $2,385,883.42	 $  393,013,442.40


B.	No delinquency in payment under the Transferor Certificate, or
	the MBIA Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO. Date: Amount:

D.	Were any amounts paid or are any amounts payable under the
	MBIA Insurance Policy?  NO Amount:

E.	Are there any developments with respect to the MBIA Insurance
	Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT
	APPLICABLE

Item 7.	Monthly Statements and Exhibits
Exhibit No. 1.	Monthly Statement to Certificateholders dated November 20, 2000

	Statement to Certificateholders (Page 1 of 2)

	Distribution Date:						11/20/00

		INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
		(PER $1000 ORIGINAL PRINCIPAL AMOUNT)

	A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

		Investor Certificate Interest Distributed			4.771767
		Investor Certificate Interest Shortfall Distributed		0.000000
		Remaining Unpaid Investor Certificate Interest Shortfall	0.000000

		Managed Amortization Period ? (Yes=1; No=0)					1
		Investors Certificate Principal Distributed			19.410128
		  Principal Distribution Amount			    19.237152
		     Maximum Principal Payment			    36.181120
		     Alternative Principal Payment	            19.237152
		     Principal Collections less Additional Balances 19.237152
		  Investor Loss Amount Distributed to Investors	     0.124572
		  Accelerated Principal Distribution Amount	     0.048404
		  Credit Enhancement Draw Amount				0.00

		Total Amount Distributed to Certificateholders (P & I)	24.181895

	B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE

		Beginning Investor Certificate Balance		402,718,506.58
		Ending Investor Certificate Balance		393,013,442.40
		Beginning Invested Amount			410,442,400.58
		Ending Invested Amount				400,761,538.55
		Investor Certificateholder Floating Allocation Percentage   97.5833%
		Pool Factor					0.7860269
		Liquidation Loss Amount for Liquidated Loans	63,828.80
		Unreimbursed Liquidation Loss Amount		0.00

	C.	POOL INFORMATION

		Beginning Pool Balance				420,607,429.27
		Ending Pool Balance				410,925,024.66
		Servicing Fee					175,253.10

	D.	INVESTOR CERTIFICATE RATE

		Investor Certificate Rate			6.880000%
		LIBOR Rate					6.620000%
		Maximum Rate					9.688959%

	E.	DELINQUENCY & REO STATUS

		Delinquent 30-59 days
		    No. of Accounts				127
		   Trust Balances				3,712,164.00
		Delinquent 60-89 days
		    No. of Accounts				32
		   Trust Balances				883,004.00
		Delinquent 90+ days
		    No. of Accounts				42
		   Trust Balances				1,455,748.00
		Delinquent 9+ Months
		    No. of Accounts				0
		   Trust Balances				0.00
		REO
		    No. of Accounts				0
		   Trust Balances				0.00


	Statement to Certificateholders (Page 2 of 2)

	Distribution Date:					11/20/00

		IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of her knowledge and belief that information is true and correct this 15th day of November, 2000

		Bank One, N.A.      as Servicer

		       /s/ Tracie Klein
		       _______________________________________

		       Tracie Klein
		       Vice President


	Distribution List:

	"   Keith Richardson - Bank One, N.A."



SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC ONE HELOC TRUST 1999-1

By:	/s/ Keith Richardson
Name:	Keith Richardson
Dated November 20, 2000